2009 Fourth-Quarter and Annual Earnings Results February 11, 2010 Exhibit 99.3

Introduction
•
Unless otherwise stated, we will be talking about results in the fourth quarter or the full-year 2009 and comparing them with the same period in 2008
•
References to PMI volumes refer to shipment data
•
Industry volume and market shares are the latest data
available from a number of internal and external sources
•
Organic volume refers to volume excluding acquisitions
•
Net revenues exclude excise taxes
•
Data tables showing adjustments to net revenues and
Operating Companies Income (OCI) for currency, acquisitions, asset impairment, exit and other costs, adjustments to EPS,
and reconciliations to U.S. GAAP measures are at the end of
today’s web cast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A.
“Risk Factors” in PMI’s Form 10-K for the year ended December 31,
2008, and Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission.

Mid to Long-Term Annual Growth Targets
Growth Targets
(d)
2009 Results
Organic Volume
(a)
1% - 1.5%
Net Revenues 4 – 6% + 5.3%
OCI
(b)
6 – 8% + 8.7%
EPS
(c)
10 – 12% + 15.4%
(a) Organic volume growth, that is excluding acquisitions
(b) OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the amortization of intangibles. 2009 OCI growth rate is on an adjusted basis which excludes asset impairment, exit and other costs
(c) Adjusted diluted earnings per share
(d) All financial growth rates exclude currency. Net revenues and OCI growth rates also exclude acquisitions
Source: PMI Financials.  See reconciliations to U.S. GAAP measures at the end of this presentation.

PMI Results
Source: PMI Financials
- 1.5% - 0.7% + 0.4% + 0.5% Cigarette Volume
Excl.
Acquisitions Actual
Excl.
Acquisitions Actual
Full Year 2009 Fourth Quarter 2009
(% Growth vs. same
period in 2008)

PMI Share Developments
(a) Excluding USA and duty-free
(b) Excluding PRC, USA and duty-free
Note: For definition of OECD countries, refer to PMI’s Registration Statement on Form 10 (page 68) dated March 5, 2008.
Source: PMI Estimates
OECD markets
(a)
Non-OECD markets
(b)
2009 2009
(%) (%)
34.5
34.9
35.2
0
40
2008 2009 Q4
20.8
21.0
21.3
0
40
2008 2009 Q4

Premium Segment Shares
0.7 0.6 48.3 48.7 Greece
(0.1) 0.7 35.6 36.8 Argentina
0.5 (0.3) 12.9 12.9 Ukraine
0.9 (0.3) 20.9 20.7 Turkey
0.6 0.4 23.9 24.4 Indonesia
2.3 2.5 81.2 82.7 Korea
0.9 1.1 13.0 13.4 Poland
(2.2) (3.5) 37.9 36.7 Germany
(0.1) (1.0) 16.4 15.9 Russia
(2.5) pp (2.3) pp 16.7% 15.8% Spain
FY 2009 Q4, 2009 FY 2009 Q4, 2009
Variance vs. 2008 Premium SoM
(a)
(a) Including above premium, where applicable
Source: A.C. Nielsen, Korea Research Center and PMI Estimates

Marlboro
•
Disciplined roll-out of new brand architecture
•
Marlboro volume down 2.8% in 2009, reflecting market
contractions primarily in the EU and Eastern Europe
•
Marlboro volume up 4.3% in 2009 in Asia
Source: PMI Financials and PMI estimates

Marlboro
•
Early positive signs from new architecture
•
Demographic profile responding
•
Marlboro gained share in 2009, notably in:
- Italy, Japan, Korea, the Netherlands, Portugal and Greece
- Argentina, Brazil, Indonesia, the Philippines, Romania, Algeria,
Morocco and Poland
Source: PMI Financials and PMI estimates

L&M
•
Strong performance, particularly in Q4
•
In EU Region, L&M’s volume grew by 9% in 2009 and by
17% in Q4
•
L&M ’s volume gains more than offset the decline of
Marlboro in the EU Region in Q4
•
L&M ’s volume was stable in Q4 in the EEMA Region
Source: PMI Financials and PMI estimates

PMI Results
Source: PMI Financials
+ 5.3% - 2.6% + 7.2% + 9.7% Net Revenues
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Full Year 2009 Fourth Quarter 2009
(% Growth vs. same
period in 2008)

PMI Results
+ 8.7% - 1.9% + 8.9% + 10.0% Adjusted OCI
+ 5.3% - 2.6% + 7.2% + 9.7% Net Revenues
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Full Year 2009 Fourth Quarter 2009
(% Growth vs. same
period in 2008)
Source: PMI Financials. See reconciliations to U.S. GAAP measures at the end of this presentation.

Adjusted OCI Margins
4.3 32.1 LA & Canada
1.4 34.9 Asia
1.9 43.5 EEMA
1.1 50.7 EU
1.4 pp 42.8% PMI
Variance
vs. 2008 2009
Source: PMI Financials. See reconciliations to U.S. GAAP measures at the end of this presentation.

Pricing, Volume/Mix
•
Key driver of constant currency OCI growth was pricing
•
Approximately $2 billion in 2009 and $500 million in Q4
•
Adverse volume/mix variance of approximately $570
million in 2009 and $90 million in Q4
•
Pricing offset volume/mix variance by 3.5:1 in 2009 and
5.2:1 in Q4
Source: PMI Financials and PMI estimates

PMI Results
+ 15.4% - 0.6%  + 15.5% + 14.1% Adjusted diluted EPS
+ 8.7% - 1.9% + 8.9% + 10.0% Adjusted OCI
+ 5.3% - 2.6% + 7.2% + 9.7% Net Revenues
Excl.
Currency Actual
Excl.
Currency Actual
Full Year 2009 Fourth Quarter 2009
(% Growth vs. same
period in 2008)
Source: PMI Financials. See reconciliations to U.S. GAAP measures at the end of this presentation.

16 Adjusted Diluted EPS Bridge (a) – 2009 (a) On a constant currency basis Source: PMI Financials 0.47 0.19 0.02 (0.17) $3.82 $3.31 2008 Operations Share Repurchases Interest Costs Taxes 2009

17 Adjusted Diluted EPS Bridge (a) – Q4, 2009 (a) On a constant currency basis Source: PMI Financials $0.71 0.09 0.06 $0.82 (0.04) 2008 Operations Share Repurchases Interest Costs 2009

Discretionary Cash Flow
(a)
+26%
vs. 2008
($ billions)
+4.9%
1.5
6.8
7.1
8.6
2008
Actual
2009
Actual
2009
Excluding Currency
(a) Discretionary cash flow equals net cash provided by operating activities less capital expenditures. In 2009, net cash provided by operating activities was $7,884 million and capital expenditures were $715 million. In 2008, net cash provided by operating activities was $7,935 million and capital expenditures were $1,099 million
Source: PMI Financials

19 Shareholder Returns • Dividend increased by 7.4% to $2.32 per share on an annualized basis • $5.5 billion spent to purchase 6.5% of shares outstanding on January 1, 2009 Source: PMI Financials

Business Outlook
•
2009 was a very solid year
•
Employment recovery remains uncertain and currency
could be volatile in 2010
•
Organic volume performance projected to be similar to
that of 2009
•
Strong financial results expected
Source: PMI Forecasts

2010 EPS Guidance
•
At prevailing exchange rates, reported EPS guidance for
2010 is $3.75 to $3.85, versus $3.24 in 2009
•
Reported growth rate of some 16% to 19%, or 12% to
15% excluding currency
•
Growth rate of approximately 14% to 17%, or 11% to 14%
excluding currency, versus adjusted diluted EPS of $3.29
in 2009
Source: PMI Forecasts

22 Pricing • Pricing will continue to be key driver of PMI’s earnings growth • Secured two-thirds of pricing that is embedded in EPS guidance to-date

23 Excise Taxation • Disruptive excise tax increases remain a risk • Significant tax increases in Greece, Turkey and Romania • Tax structures continue to be rational

Japan
•
A 70 Yen per pack, or 40%, increase in excise taxes
proposed for October 2010
•
Parliamentary approval expected by end March 2010
•
Revenue-neutral pass-on per unit implies price increase
of 82 Yen per pack
•
Impact on industry volumes will be severe
•
Pricing freedom necessary
Source: PMI Financials and Forecasts

Business Outlook
•
Premium segment in select markets will continue to be
under pressure if unemployment does not improve
•
Widespread market share growth anticipated
Source: PMI Financials and Forecasts

Business Outlook
•
Productivity savings of $500 million in 2010
•
Improvements in working capital
•
Discretionary cash flow expected to grow at a faster pace
than earnings
Source: PMI Financials and Forecasts

Share Repurchases
•
New share repurchase program of $12 billion
•
May 2010 through April 2013
•
Total 2010 spending expected to be $4 billion
•
Strikes optimal balance between rewarding shareholders
and retaining financial flexibility
Source: PMI News Release

28 Conclusion • Delivered solid results in 2009 • Met or exceeded principal financial targets • Enter 2010 with significant momentum Source: PMI Forecasts

Questions & Answers 2009 Fourth-Quarter and Annual Earnings Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for Impact of Currency and Acquisitions
For the Quarters Ended December 31,
(in millions)
(Unaudited)
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes
Less
Currency
Reported
Net
Revenues
excluding
Excise
Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise
Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,562 $       5,196 $   2,366 $      152 $       2,214 $       11 $       2,203 $         European Union 6,838 $       4,711 $  2,127 $       11.2% 4.1% 3.6%
3,912 2,039 1,873
(175)
2,048
34
2,014 EEMA 3,569 1,769 1,800 4.1% 13.8% 11.9%
3,439 1,725 1,714 154 1,560 - 1,560 Asia 2,888 1,420 1,468 16.8% 6.3% 6.3%
2,095 1,331 764 784 - 784 Latin America & Canada 1,923 1,196 727 5.1% 7.8% 7.8%
17,008 $     10,291 $  6,717 $      111 $       6,606 $       45 $       6,561 $         PMI Total 15,218 $     9,096 $  6,122 $       9.7% 7.9% 7.2%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,109 $
91 $
1,018 $
4 $
1,014 $         European Union 959 $          15.6% 6.2% 5.7%
681 (135) 816 11 805 EEMA 680 0.1% 20.0% 18.4%
503
79 424 -
424 Asia 426 18.1% (0.5)% (0.5)%
214 (24) 238 - 238 Latin America & Canada 238 (10.1)% - % - %
2,507 $       11 $         2,496 $       15 $       2,481 $         PMI Total 2,303 $       8.9% 8.4% 7.7%
2009 2008
% Change in Reported Operating
Companies Income
2009 2008
% Change in Reported Net
Revenues excluding Excise Taxes
(20)

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin Excluding Currency
For the Quarters Ended December 31,
(in millions)
(Unaudited)
(1) For the calculation of net revenues excluding excise taxes and currency, refer to previous slide (30).
Reported
Operating
Companies
Income
Less
Asset
Impairment
& Exit
Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment
& Exit
Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,109 $       (26) $          1,135 $       91 $         1,044 $       4 $              1,040 $         European Union 959 $          - $          959 $          18.4% 8.9% 8.4%
681 - 681 (135) 816 11 805 EEMA 680 - 680 0.1% 20.0% 18.4%
503 - 503 79 424 - 424 Asia 426 - 426 18.1% (0.5)% (0.5)%
214 - 214 (24) 238 - 238 Latin America & Canada 238 - 238 (10.1)% - % - %
2,507 $       (26) $          2,533 $       11 $         2,522 $       15 $            2,507 $         PMI Total 2,303 $       - $          2,303 $       10.0% 9.5% 8.9%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(1)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(1)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
1,044 $       2,214 $       47.2 % European Union 959 $          2,127 $      45.1% 2.1 pp
816 2,048 39.8 % EEMA 680 1,800 37.8% 2.0 pp
424 1,560 27.2 % Asia 426 1,468 29.0% (1.8) pp
238 784 30.4 % Latin America & Canada 238 727 32.7% (2.3) pp
2,522 $       6,606 $       38.2 % PMI Total 2,303 $       6,122 $      37.6% 0.6 pp
% Change in Adjusted Operating
Companies Income
2008 2009
2009 2008

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Quarters Ended December 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 0.80 $               0.71 $           12.7%
Less:
Asset impairment and exit costs (0.01) -
Adjusted Diluted EPS 0.81 $               0.71 $           14.1%
Less:
Currency Impact (0.01)
Adjusted Diluted EPS, Excluding Currency 0.82 $               0.71 $           15.5%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Quarters Ended December 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 0.80 $               0.71 $           12.7%
Less:
Currency Impact (0.01)
Reported Diluted EPS, Excluding Currency 0.81 $               0.71 $           14.1%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for Impact of Currency and Acquisitions
For the Years Ended December 31,
(in millions)
(Unaudited)
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes
Less
Currency
Reported
Net
Revenues
excluding
Excise
Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
28,550 $     19,509 $  9,041 $      (856) $      9,897 $       61 $       9,836 $          European Union 30,265 $     20,577 $  9,688 $       (6.7)% 2.2% 1.5%
13,865 7,070 6,795 (1,373) 8,168 41 8,127 EEMA 14,817 7,313 7,504 (9.4)% 8.8% 8.3%
12,413 5,885 6,528
(41)
6,569
-
6,569 Asia 12,222 6,037 6,185 5.5% 6.2% 6.2%
7,252 4,581 2,671
(328)
2,999
462
2,537 Latin America & Canada 6,336 4,008 2,328 14.7% 28.8% 9.0%
62,080 $     37,045 $  25,035 $    (2,598) $   27,633 $     564 $     27,069 $        PMI Total 63,640 $     37,935 $  25,705 $     (2.6)% 7.5% 5.3%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
4,506 $
(481) $
4,987 $
40 $
4,947 $          European Union 4,738 $       (4.9)% 5.3% 4.4%
2,663 (893) 3,556 18 3,538 EEMA 3,119 (14.6)% 14.0% 13.4%
2,436
146 2,290 -
2,290 Asia 2,057 18.4% 11.3% 11.3%
666
(162) 828 202
626 Latin America & Canada 520 28.1% 59.2% 20.4%
10,271 $
(1,390) $
11,661 $
260 $     11,401 $
PMI Total 10,434 $     (1.6)% 11.8% 9.3%
2009 2008
% Change in Reported Net
Revenues excluding Excise Taxes
2009 2008
% Change in Reported Operating
Companies Income

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin Excluding Currency
For the Years Ended December 31,
(in millions)
(Unaudited)
(1) Represents 2009 Colombian investment and cooperation agreement charge.
(2) Represents 2008 equity loss from RBH legal settlement ($124 million) and asset impairment and exit costs ($3 million).
(3) For the calculation of net revenues excluding excise taxes and currency, refer to previous slide (34).
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment/
Exit Costs
and Other
Adjusted
Operating
Companie
s Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
4,506 $       (29) $            4,535 $       (481) $     5,016 $       40 $            4,976 $         European Union 4,738 $       (66) $            4,804 $    (5.6)% 4.4% 3.6%
2,663 - 2,663 (893) 3,556 18 3,538 EEMA 3,119 (1) 3,120 (14.6)% 14.0% 13.4%
2,436 - 2,436 146 2,290 - 2,290 Asia 2,057 (14) 2,071 17.6% 10.6% 10.6%
666 (135)
(1)
801 (162) 963 202 761 Latin America & Canada 520 (127)
(2)
647 23.8% 48.8% 17.6%
10,271 $     (164) $          10,435 $     (1,390) $   11,825 $     260 $          11,565 $       PMI Total 10,434 $     (208) $          10,642 $  (1.9)% 11.1% 8.7%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net
Revenues
excluding
Excise
Taxes &
Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Net
Revenues
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companie
s Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
5,016 $       9,897 $       50.7% European Union 4,804 $       9,688 $        49.6% 1.1 pp
3,556 8,168 43.5% EEMA 3,120 7,504 41.6% 1.9 pp
2,290 6,569 34.9% Asia 2,071 6,185 33.5% 1.4 pp
963 2,999 32.1% Latin America & Canada 647 2,328 27.8% 4.3 pp
11,825 $     27,633 $     42.8% PMI Total 10,642 $     25,705 $      41.4% 1.4 pp
2009 2008
2009 2008
% Change in Adjusted Operating
Companies Income

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For the Years Ended December 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 3.24 $               3.31 $           (2.1)%
Less:
Colombian investment and cooperation agreement charge (0.04) -
Asset impairment and exit costs (0.01) (0.02)
Equity loss from RBH legal settlement - (0.06)
Tax items - 0.08
Adjusted Diluted EPS 3.29 $               3.31 $           (0.6)%
Less:
Currency Impact (0.53)
Adjusted Diluted EPS, Excluding Currency 3.82 $               3.31 $           15.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For the Years Ended December 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS 3.24 $               3.31 $           (2.1)%
Less:
Currency Impact (0.53)
Reported Diluted EPS, Excluding Currency 3.77 $               3.31 $           13.9%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to EBITDA and Net Debt to EBITDA Ratios
(in millions, except ratios)
(Unaudited)
For the Year Ended  For the Year Ended
December 31, December 31,
2009 2008
Earnings before income taxes 9,243 $                        9,937 $
Interest expense, net 797 311
Depreciation and amortization 853 842
EBITDA 10,893 $                      11,090 $
At At
December 31, December 31,
2009 2008
Short-term borrowings 1,662 $                        375 $
Current portion of long-term debt 82 209
Long-term debt 13,672 11,377
Total debt 15,416 $                      11,961 $
Less: Cash and cash equivalents 1,540 1,531
Net Debt 13,876 $                      10,430 $
Ratios
Total Debt to EBITDA 1.42 1.08
Net Debt to EBITDA 1.27 0.94

2009 Fourth-Quarter and Annual Earnings Results February 11, 2010